EXHIBIT 23.2





                          Consent of Independent Accountants
                          ----------------------------------


          We consent to the reference to our firm under the caption "Experts" in the registration statement on Form S-1 (SEC File No. 333-6189) of U.S. Energy Corp.


                                             /s/   Coopers & Lybrand L.L.P.

          Salt Lake City, Utah
          April 17, 1998